UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21465
CBRE Clarion Global Real Estate Income Fund
(Exact name of registrant as specified in charter)
201 King of Prussia Road, Suite 600
Radnor, PA 19087
(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
CBRE Clarion Global Real Estate Income Fund
201 King of Prussia Road, Suite 600
Radnor, PA 19087
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4272
Date of fiscal year end: December 31
Date of reporting period: June 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

CBRE CLARION GLOBAL REAL ESTATE
INCOME FUND
Semi-Annual Report for the Six Months Ended June 30, 2011

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (‘SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year and all of the returns of capital paid by portfolio companies to the Trust during such year. In accordance with its Policy, the Trust distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Trust expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Trust’s performance for the entire calendar year and to enable the Trust to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Trust expects that the distribution rate in relation to the Trust’s Net Asset Value (“NAV”) will approximately equal the Trust’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Trust’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Trust’s total return in relation to changes in NAV) is presented in the financial highlights table. Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Trust’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Trust shareholders.

Shareholders should note that the Trust’s Policy is subject to change or termination as a result of many factors. The Trust is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Trust’s risks.

SEMI-ANNUAL REPORT 2011  ï 1

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND SEMI-ANNUAL REPORT 2011

Letter to Shareholders	2
Portfolio of Investments	6
Financial Statements	8
Supplemental Information	18

2 ï CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Letter to Shareholders

Dear Shareholder:

We are pleased to present the 2011 semi-annual report for the CBRE Clarion Global Real Estate Income Fund (the “Trust”) (1).

Global real estate stocks, as measured by the S&P Developed Property Index (“S&PDPI”) (2), rose 6.0% during the first half of the year despite a pull back in June of approximately 2.4%. Returns were very similar for each of the first and second quarters (approximately +3.0% each quarter). The Trust has performed considerably better than the S&PDPI thus far in 2011 despite continuing to employ leverage of less than 7% (consisting of borrowings on a line of credit). The Trust’s Net Asset Value (“NAV”) is up 10.0% for the first half of 2011. The Trust’s market price return (i.e., stock price appreciation plus reinvested dividends) was slightly better (+11.5%) than the NAV appreciation through the first six months, driven by a slight narrowing of the discount of the Trust’s share price to NAV from 9.7% at year-end to 8.6% as of June 30. The Trust’s market price closed at $8.37, and its NAV per share was $9.16 on June 30.

During the first six months of 2011 the S&PDPI rose 6.0% and the MSCI REIT Preferred Index (“MSRPI”) (3) rose 6.7%. A blended benchmark of 80% S&PDPI and 20% MSRPI rose 6.2% year-to-date. The Trust’s positive return relative to the blended benchmark so far this year is due primarily to regional asset allocation. Nineteen percent (19%) of the Trust’s portfolio is invested in preferred stock, and the return on the Trust’s preferred stock portfolio was approximately the same as the return for the MSRPI (6.2%) for the period. However, the Trust’s common stock holdings returned 10.9% in the first six months, outperforming the return of the S&PDPI by a wide margin. Performance was enhanced by overweightings to holdings in Canada (+15.3%) and the U.S. (+10.2%) which were among the best performing countries in the first half of 2011. In Europe, overweight positions in outperforming France (+22.2%) and the Netherlands (+10.3%) were significant contributors to performance. Also, the Trust’s underweighting of Asia provided a benefit as Asian property stocks have declined an average of 2.1% this year including Hong Kong (-5.0%) and Japan (-6.0%).

The Trust paid total dividends of $0.27 per share for the first six months of 2011, consisting of six regular monthly dividends of $0.045 per share. The annualized dividend of $0.54 per share represents a 6.5% yield on share price and a 5.9% yield on NAV, as of June 30. The Trust’s Board of Trustees (the “Board”) has continued to review the sustainability of the Trust’s regular monthly dividend in light of the current market environment and the dividends that have been paid out over the life of the Trust (which amount to $11.38 per share since inception in 2004). Based on income and realized gains to date this year, the Board has thus far seen fit to maintain the monthly dividend at the current level rate.

(1)	The Trust changed its name effective July 5, 2011. The Trust was formerly known as the ING Clarion Global Real Estate Income Fund. The name change corresponds with the change in the name of the Trust’s investment adviser (from ING Clarion Real Estate Securities, LLC to CBRE Clarion Securities LLC). The investment adviser was acquired by CB Richard Ellis Group, Inc. from ING Groep, N.V. effective July 1, 2011.

(2)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(3)	As measured by the MSCI REIT Preferred Index which is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

T. Ritson Ferguson

Steven D. Burton

SEMI-ANNUAL REPORT 2011  ï 3

Portfolio Review
The Trust’s investments remain well-diversified by property type and geography as shown in the pie charts below. The geographic mix of the portfolio has been fairly stable during the past 6 months. At June 30, the Fund’s portfolio was 45% invested in the Americas, 13% in Europe, 23% in Asia-Pacific, with 19% invested in preferred stock of U.S. real estate companies (down from 25% this time last year). Retail is the largest property type represented in the portfolio at 40%. Retail properties have historically shown more stable cash flows during economic slow-downs than other commercial property types. Selectively, the Trust has been building positions in companies whose portfolios should benefit from improving economic growth and improving real estate fundamental demand. For example, 9% of the portfolio is invested in securities issued by apartment companies, 8% in office companies, and 5% in hotel companies.

Geographic Diversification (4) (unaudited)	Sector Diversification (4) (unaudited)

Market Commentary
Real estate stocks in the Americas and Europe generated positive total returns while Asia-Pacific property companies (other than in Australia) languished. Asian markets were challenged by the headwinds of governmental and central bank tightening measures. The global economic backdrop continues to be somewhat bifurcated, with Western economies attempting to nurse a fragile recovery and Asian economies (ex-Japan) attempting to cool robust growth. In this environment, property fundamentals continue to exhibit evidence of sustained improvement as recovering demand and limited supply of property generally combine to support the case for improved earnings prospects. The primary risks to our positive outlook for real estate stock returns continue to be that economic growth fades in Western countries and, conversely, that governmental and central bank policy unwittingly creates inflationary pressures which prove difficult to contain in emerging economies.

The economic outlook has recently become more muted. Economic releases during the second quarter brought into question the trajectory of economic recovery, particularly in the U.S. where the housing and jobs numbers have been tepid. On the U.S. jobs front, the May increase in non-farm payroll was reported to be an anemic 54,000 jobs, versus consensus expectations of 150,000 jobs, and fewer than the 220,000 jobs averaged in the prior three months. The 54,000 payroll increase was the weakest since September 2010. The unemployment rate nudged up by 10 basis points to 9.1% from the April level. Governments in Asia ex-Japan continue to attempt to engineer a gradual economic slowdown via increased tightening measures in the face of an otherwise heated environment with cost pressure from raw materials, food, commodities and housing. Europe continues to be beset by sovereign debt challenges, most recently highlighted by events in Greece. U.K. retail sales reported for May were poor (down −1.4% vs. −0.6% expected). German ZEW economic sentiment declined, and European PMI disappointed, particularly manufacturing (slowing from 54.6 to 52). GDP projections have generally been ratcheted down for the U.S. and the globe over the past month as a result of the economic outlook. In the U.S., the Federal Reserve Bank in June decreased 2011 GDP projections to the 2.7-2.9% range from the 3.1-3.3% range put forth in its April meeting. Globally, 2011 GDP projections are 3.1% versus 3.3% three months ago, according to ING Economics.

The Western world is still deleveraging, contributing to economic challenges as deleveraging creates a long-term drag on the pace of economic rebound. In the U.S., private market debt has largely shifted to the government, which has not effectively articulated a credible path to reduce it. Concern regarding the magnitude of the U.S. Government debt continues to grow, with the Treasury, in its annual report to Congress, estimating that the U.S.’ total public debt will exceed GDP by the end of 2011, around three years earlier than forecast in its previous report in 2010. Separately, lenders at U.S. banks continue to underwrite conservatively despite accommodative monetary policy and a profitable spread to cost of capital. Politics has contributed to uncertainty via bickering over raising the national debt ceiling in the U.S., which has contributed to uncertainty among investors. Similarly, in Europe, politics play out over the fiscal fate of nations in trouble, as Northern European countries, including Germany, struggle with reconciling their role in the European Union, including the eventuality of having to subsidize weaker nations within the Union, particularly at the moment

 (4) Percentages presented are based on managed fund assets and are subject to change.

4 ï CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Greece. There was an increasing demonstration of brinkmanship between the EU and the Greek government, but by the end of June it looked likely that the next €12 billion tranche of the emergency loan would be forthcoming following another austerity package passed in the Greek parliament.

Is inflation the way out? Inflation is increasingly an economic reality, not only in the Asia-Pacific region, which has been battling heated commodity, food and residential housing prices over the past several years, but in Western markets, too, where 2011 consumer price index (“CPI”) expectations have trended more to the 2.5-3.5% range versus half that a year ago. The nature of the source of inflationary pressures among Western economies includes higher commodity costs, including oil, and low interest rate policies among central banks, particularly the Federal Reserve Bank in the U.S. In Asia, CPI expectations reside in the 4.0-5.0% range ex-Japan, which remains near zero. Recent data points include May CPI numbers in China of 5.5% year-on-year, the highest in three years, and in Singapore of 4.5% (versus 4.1% consensus). Australia has projected 2011 CPI expectation in the 3.0% range. While Western banks have generally maintained accommodative monetary policy, central banks in Asia ex-Japan are well into a tightening phase in response to heated commodity and housing prices. The People’s Bank of China has raised the reserve requirement ratio among large banks six times this year, mostly recently by 50 basis points effective June 20, to 21.5%. Separately, the Hong Kong Monetary Authority has warned that a rise in local bank interest rates may be imminent even though the U.S. Federal Reserve kept its benchmark rate unchanged. This is significant, since Hong Kong monetary policy typically follows that of the U.S. The Reserve Bank of Australia kept rates on hold in its June 7 meeting, at 4.75%.

While inflation and its effect on real estate remains a complicated subject, there is little doubt that landlords have the ability to benefit from inflationary pressures via higher rents in the face of a cost structure which includes a high component of fixed costs. Listed property management teams will increasingly need to manage their real estate portfolios in anticipation of inflation.

Real estate securities continue to offer attractive current yield via the dividend. In an investment landscape where current yield via the dividend is arguably scarce, a global listed property portfolio distinguishes itself by offering a dividend yield in the 3-4% range. Furthermore, dividend levels are growing as fundamentals improve, with an expected growth in global property company dividends to the 5% range during 2011. In the U.S., we expect the growth in REIT dividends to be 10% or more this year. Many REITs are bolstering distributions simply in order to maintain REIT tax status, which dictates, among other things, that a company pays out a minimum level of taxable net income as a dividend to shareholders. In the U.S., the minimum payout is 90%. Real estate company dividend yields continue to compare favorably to the yields on respective 10-year government bonds, as shown in the following chart. The dividends are well supported as payout levels are averaging only 60% on a global weighted average basis. The 40% of operating earnings not being distributed provides a buffer. The dividend payout is the percentage of available cash flow per share which is distributed as a dividend to shareholders.

Commercial real estate property values continue to rise as cap rates continue to decline, albeit at a slower rate. Although we have seen further yield compression in the quarterly earnings releases of listed property companies, we believe yield compression has likely largely run its course. On a global weighted average basis, yields have gone from 5.0% at the peak of the market in 2007

 (5) Source:  CBRE Clarion and Bloomberg. Not all countries included. Yields fluctuate and are not guaranteed.

SEMI-ANNUAL REPORT 2011  ï 5

to over 7% at the trough of the credit crisis, and are now back to the 6.0% range. Property yields have fallen over the past two years, aided by accommodative central bank policy that has pushed bond yields to historically low levels. U.S. 10-year Treasury yields have now dipped to the 3.0% range on concerns that the economic rebound is losing steam.

Listed real estate is trading at a discount as rising property values have outstripped the stock price gains. We estimate global property companies are trading at an average 7% discount to NAV on a global weighted average basis which we find to be reasonable at this stage of the economic recovery and property cycle. In the U.S., we estimate property companies are trading at a modest premium to NAV.

Real estate companies’ access to capital remains favorable. Fundamental to the recovery of property companies is continued access to capital, both equity and debt, at attractive pricing. We estimate that property companies globally have raised nearly $110 billion of equity since the fourth quarter of 2008 and in excess of $42 billion in unsecured debt. Debt has been raised competitively at spreads which are equal to or less than pre-credit crisis levels. Emblematic of the ability of property companies to raise equity was U.S. industrial giant ProLogis’ June equity raise of approximately US$1.5 billion, which was raised in an “overnight” deal at a modest discount to the prior day’s close, although the stock had significantly underperformed during the month preceding the offering, partly as a result of the perceived equity overhang. The proceeds of the offering were to help fund the $2.7 billion acquisition of its European minority-owned listed subsidiary ProLogis European Properties as well as to deliver progress on its strategic goal of deleveraging the balance sheet. Wide-open capital markets additionally make it more likely that the listed property companies will see increased M&A announcements as companies have the ability to raise the necessary capital to consummate a transaction.

We believe that real estate securities are entering a “sweet spot” for growth. Improved property fundamentals are ultimately reflected in the earnings numbers of property companies. Company earnings appear to confirm that a real estate recovery is underway. This is particularly apparent in more cyclical property types with shorter lease lengths that can mark rents “to market” more quickly than property types with longer lease lengths. As an example, U.S. apartment REITs have reported same-property NOI growth in the mid- to high-single digits, which is about double the NOI growth rates posted by property types in most other sectors, which tend to have longer lease lengths. Globally, we are projecting growth in cash flow per share to be positive in all major markets with the exception of Japan, which continues to recover from disaster-related weakness. For each of the next two years, we project increases in cash flow per share on a global weighted average basis to be in the 8% range.

The first six months of the year have been rewarding for a global real estate securities strategy. We continue to expect total return this year to be driven by a dividend yield in the 3-4% range plus growth in cash flow per share in the 8% range as economic recovery increasingly takes hold. While there have been some speed bumps in the road to economic recovery of late, we believe that they are not sufficient to derail the positive case for real estate fundamentals looking forward.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson President & Chief Executive Officer Co-Portfolio Manager	Steven D. Burton Co-Portfolio Manager

The views expressed represent the opinion of CBRE Clarion Securities as of the date of this report which are subject to change and are not intended as a forecast or guarantee of future results or investment performance. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

 (6) Equity raised is from the time period October 2008 to June 2011.

6 ï CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments (unaudited)

June 30, 2011

		Market
Shares		Value ($)

	Common Stock – 86.1%
	Real Estate Securities* – 86.1%
	Australia – 12.7%
5,453,037	CFS Retail Property Trust	$10,596,005
2,776,835	Charter Hall Retail Real Estate Investment Trust	9,513,211
38,529,000	Dexus Property Group	36,299,237
7,053,616	Goodman Group	5,323,877
3,536,700	GPT Group	11,964,992
4,102,827	Westfield Group	38,038,920
8,119,662	Westfield Retail Trust	23,557,778

		135,294,020

	Canada – 11.3%
200,100	Calloway Real Estate Investment Trust	5,226,941
500,000	Crombie Real Estate Investment Trust (a)	6,838,670
884,800	H&R Real Estate Investment Trust	19,839,470
2,082,900	InnVest Real Estate Investment Trust	14,632,745
440,000	InnVest Real Estate Investment Trust (a)	3,091,078
700,000	Primaris Retail Real Estate Investment Trust (a)	15,267,848
2,078,800	RioCan Real Estate Investment Trust	55,874,077

		120,770,829

	France – 5.4%
65,700	Altarea	13,535,746
351,122	Societe de la Tour Eiffel	32,494,186
49,220	Unibail-Rodamco SE	11,378,602

		57,408,534

	Germany – 0.4%
123,110	GSW Immobilien AG (b)	4,221,310

	Hong Kong – 2.8%
8,913,000	Link REIT (The)	30,411,586

	Japan – 2.0%
620	Frontier Real Estate Investment Corp.	5,435,364
10,652	Japan Retail Fund Investment Corp.	16,328,846

		21,764,210

	Netherlands – 4.3%
116,780	Corio NV	7,737,621
357,401	Eurocommercial Properties NV	17,773,488
277,161	VastNed Retail NV	19,863,030

		45,374,139

	New Zealand – 0.7%
9,050,000	Goodman Property Trust	7,100,677

	Singapore – 5.0%
6,735,000	Ascendas Real Estate Investment Trust	11,192,082
16,748,000	CapitaMall Trust	25,512,187
6,761,600	Global Logistic Properties Ltd. (b)	11,346,445
4,757,000	Suntec Real Estate Investment Trust	5,812,561

		53,863,275

	United Kingdom – 4.4%
1,939,300	Land Securities Group Plc	26,542,168
4,045,110	Segro Plc	20,281,465

		46,823,633

	United States – 37.1%
997,100	Annaly Capital Management, Inc.	17,987,684
795,353	Brandywine Realty Trust	9,218,141
826,200	Camden Property Trust	52,562,844
668,632	CBL & Associates Properties, Inc.	12,122,298
4,855,300	Chimera Investment Corp.	16,799,338
1,472,700	Extra Space Storage, Inc.	31,412,691
327,769	General Growth Properties, Inc.	5,470,465
1,533,200	Liberty Property Trust	49,951,656
1,183,685	Macerich Co. (The)	63,327,147
100,000	Nationwide Health Properties, Inc.	4,141,000
1,847,070	OMEGA Healthcare Investors, Inc.	38,806,941
714,731	ProLogis, Inc.	25,615,959
100,000	Regency Centers Corp.	4,397,000
194,219	Simon Property Group, Inc.	22,574,074
1,211,534	UDR, Inc.	29,743,160
712,120	Verde Realty (b)(c)	11,749,980

		395,880,378

	Total Common Stock (cost $760,081,681)	918,912,591

See notes to financial statements.

SEMI-ANNUAL REPORT 2011  ï 7

Portfolio of Investments concluded

		Market
Shares		Value ($)

	Preferred Stock – 20.3%
	United States – 20.3%
450,000	Alexandria Real Estate Equities, Inc., Series C	$11,808,000
80,500	Apartment Investment & Management Co., Series U	2,026,990
480,000	Apartment Investment & Management Co., Series V	12,105,024
150,000	Apartment Investment & Management Co., Series Y	3,780,000
480,000	BioMed Realty Trust, Inc., Series A	12,187,200
51,000	CBL & Associates Properties, Inc., Series C	1,278,570
100,000	CBL & Associates Properties, Inc., Series D	2,476,000
272,700	Cedar Shopping Centers, Inc., Series A	6,855,678
171,300	Corporate Office Properties Trust SBI MD, Series J	4,371,576
200,800	Duke Realty Corp., Series M	5,080,240
121,700	Eagle Hospitality Properties Trust, Inc., Series A (b)	616,106
400,000	Entertainment Properties Trust, Series D	9,892,000
20,000	Glimcher Realty Trust, Series F	504,000
645,700	Glimcher Realty Trust, Series G	15,819,650
520,000	Health Care REIT, Inc., Series F	13,348,400
150,000	iStar Financial, Inc., Series F	2,965,500
765,000	iStar Financial, Inc., Series I	14,726,250
200,000	LaSalle Hotel Properties, Series D	4,932,000
600,000	LaSalle Hotel Properties, Series E	15,056,280
520,000	LaSalle Hotel Properties, Series G	12,849,200
169,900	National Retail Properties, Inc., Series C	4,366,430
268,000	Pebblebrook Hotel Trust, Series A	6,737,520
320,000	PS Business Parks, Inc., Series O	8,064,000
400,000	Public Storage, Series K	10,104,000
442,500	SL Green Realty Corp., Series C	11,102,325
200,000	SL Green Realty Corp., Series D	5,132,000
120,000	Strategic Hotels & Resorts, Inc., Series B (b)	3,397,200
90,900	Strategic Hotels & Resorts, Inc., Series C (b)	2,570,652
142,600	Taubman Centers, Inc., Series G	3,627,388
373,500	Taubman Centers, Inc., Series H	9,430,875

	Total Preferred Stock (cost $216,790,805)	217,211,054

	Total Investments – 106.4% (cost $976,872,486)	1,136,123,645

	Liabilities in Excess of Other Assets – (6.4)%	(68,045,032)

	Net Assets – 100.0%	$1,068,078,613

*	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. Countries.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the securities amounted to $25,197,596 or 2.4% of net assets.

(b)	Non-income producing security.

(c)	Fair valued pursuant to guidelines approved by the board.

See notes to financial statements.

8 ï CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Assets and Liabilities (unaudited)

For the
Six Months Ended
June 30, 2011

Assets
Investments, at value (cost $976,872,486)	$1,136,123,645
Cash and cash equivalents (including foreign currency of $61,695 with a cost of $61,695)	61,733
Dividends receivable	9,343,437
Dividend withholding reclaims receivable	404,641
Other assets	95,876

Total Assets	1,146,029,332

Liabilities
Line of credit payable	76,686,600
Management fee payable	697,348
Accrued expenses	566,771

Total Liabilities	77,950,719

Net Assets	$1,068,078,613

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,389,465,107
Distributions in excess of net investment income	(55,482,577)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(425,253,424)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	159,232,917

Net Assets	$1,068,078,613

Net Asset Value (based on 116,590,494 shares outstanding)	$9.16

See notes to financial statements.

SEMI-ANNUAL REPORT 2011  ï 9

Statement of Operations (unaudited)

For the
Six Months Ended
June 30, 2011

Investment Income
Dividends (net of foreign withholding taxes of $1,861,103)	$29,455,664
Interest	103

Total Investment Income	29,455,767

Expenses
Management fees	4,702,600
Printing and mailing fees	337,406
Interest expense on line of credit	336,640
Administration fees	116,969
Insurance fees	94,149
Transfer agent fees	88,655
Custodian fees	85,245
Trustees’ fees and expenses	77,359
NYSE listing fee	51,081
Audit fees	37,547
Legal fees	36,986
Miscellaneous expenses	16,255

Total Expenses	5,980,892

Management fee waived	(641,611)

Net Expenses	5,339,281

Net Investment Income	24,116,486

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	89,879
Foreign currency transactions	(28,999)

Total Net Realized Gain	60,880

Net change in unrealized appreciation (depreciation) on:
Investments	75,133,434
Foreign currency denominated assets and liabilities	9,593

Total Net Change in Unrealized Appreciation (Depreciation)	75,143,027

Net Gain on Investments and Foreign Currency Transactions	75,203,907

Net Increase in Net Assets	$99,320,393

See notes to financial statements.

10 ï CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statements of Changes in
Net Assets

	For the
	Six Months Ended	For the
	June 30, 2011	Year Ended
	(unaudited)	December 31, 2010

Change in Net Assets Resulting from Operations

Net investment income	$24,116,486	$41,952,914

Net realized gain (loss) on investments and foreign currency transactions	60,880	(27,155,206)

Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	75,143,027	172,951,299

Net increase in net assets resulting from operations	99,320,393	187,749,007

Dividends and Distributions on Common Shares*

Distribution of net investment income	(31,479,433)	(62,958,867)

Total dividends and distributions on Common Shares	(31,479,433)	(62,958,867)

Net Increase in Net Assets	67,840,960	124,790,140

Net Assets

Beginning of period	1,000,237,653	875,447,513

End of period (net of distributions in excess of net investment income of $55,482,577 and $48,119,630, respectively)	$1,068,078,613	$1,000,237,653

*	The final determination of the source of the 2011 distributions for tax purposes will be made after the Trust’s fiscal year.

See notes to financial statements.

SEMI-ANNUAL REPORT 2011  ï 11

Statement of Cash Flows (unaudited)

For the
Six Months Ended
June 30, 2011

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$99,320,393

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Net change in unrealized appreciation/depreciation on investments	(75,133,434)

Net realized gain on investments	(89,879)

Cost of securities purchased	(14,264,190)

Proceeds from sale of securities	27,311,873

Decrease in receivable for investment securities sold	4,788,123

Increase in dividends and interest receivable	(657,314)

Increase in dividend withholding reclaims receivable	(46,485)

Decrease in other assets	39,886

Decrease in payable for investment securities purchased	(17,890,287)

Increase in management fee payable	83,013

Increase in accrued expenses and other liabilities	28,922

Net Cash Provided by Operating Activities	23,490,621

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(31,479,433)

Increase in line of credit payable	7,988,100

Net Cash Used in Financing Activities	(23,491,333)

Net increase in cash	(712)

Cash and Cash Equivalents at Beginning of Period	62,445

Cash and Cash Equivalents at End of Period	$61,733

Supplemental disclosure

Interest paid on line of credit	$331,849

See notes to financial statements.

12 ï CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Financial Highlights

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance for a	June 30, 2011		December 31,	December 31,	December 31,	December 31,	December 31,
share outstanding throughout the period	(unaudited)		2010	2009	2008	2007	2006

Net asset value, beginning of period	$8.58		$7.51	$5.63	$16.16	$22.78	$17.23

Income from investment operations

Net investment income (1)	0.21		0.36	0.39	1.11	1.17	0.98

Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	0.64		1.25	2.03	(10.15)	(4.07)	8.19

Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	—		—	—	(0.25)	(0.48)	(0.35)

Total from investment operations	0.85		1.61	2.42	(9.29)	(3.38)	8.82

Dividends and distributions on Common Shares

Net investment income	(0.27)		(0.54)	(0.54)	—	(1.97)	(2.36)

Capital gains	—		—	—	(0.68)	(1.25)	(0.91)

Return of capital	—		—	—	(0.56)	—	—

Total dividends and distributions to Common Shareholders	(0.27)		(0.54)	(0.54)	(1.24)	(3.22)	(3.27)

Offering expenses in connection with the issuance of Preferred Shares	—		—	—	—	(0.02)	—

Net asset value, end of period	$9.16		$8.58	$7.51	$5.63	$16.16	$22.78

Market value, end of period	$8.37		$7.75	$6.37	$3.98	$13.83	$24.68

Total investment return (2)

Net asset value	9.97%		22.41%	46.79%	(61.14)%	(15.82)%	53.42%

Market value	11.53%		31.06%	79.09%	(67.38)%	(32.34)%	75.97%

Ratios and supplemental data

Net assets, applicable to Common Shares, end of period (thousands)	$1,068,079		$1,000,238	$875,448	$586,525	$1,659,240	$2,336,055

Ratios to average net assets applicable to Common Shares of:

Net expenses, after fee waiver +	1.04	%(3)	0.94%	1.14%	1.28%	1.38%	1.53%

Net expenses, before fee waiver +	1.16	%(3)	1.11%	1.38%	1.67%	1.74%	1.89%

Net expenses, after the fee waiver excluding interest on line of credit +	0.97	%(3)	0.90%	1.12%	1.28%	1.08%	1.06%

Net expenses, before fee waiver excluding interest on line of credit +	1.10	%(3)	1.07%	1.35%	1.67%	1.44%	1.42%

Net investment income, after preferred share dividends	4.68	%(3)	4.60%	6.75%	7.10%	3.17%	3.11%

Preferred share dividends	N/A		N/A	0.04%	2.08%	2.20%	1.73%

Net investment income, before preferred share dividends +	4.68	%(3)	4.60%	6.79%	9.18%	5.37%	4.84%

Portfolio turnover rate	1.27%		12.91%	28.04%	7.32%	6.10%	13.23%

Leverage analysis:

Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	N/A		N/A	N/A	$370,000	$910,000	$710,000

Net asset coverage per share of preferred shares	N/A		N/A	N/A	$64,630	$70,584	$107,255

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(3)	Annualized.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.

SEMI-ANNUAL REPORT 2011  ï 13

Notes to Financial Statements (unaudited)

1. Fund Organization
CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. Effective July 5, 2011, the Trust has been renamed CBRE Clarion Global Real Estate Income Fund. ING Clarion Real Estate Securities (the “Advisor”) is the Trust’s investment advisor. Effective July 1, 2011 the Advisor has been renamed CBRE Clarion Securities and will be part of CB Richard Ellis Investors. The Trust commenced operations on February 18, 2004.

2. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant

14 ï CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of June 30, 2011 in valuing the Trust’s investments carried at fair value:

	Level 1	Level 2	Level 3

Investments in Real Estate Securities
Common Stocks*	$907,162,611	$—	$11,749,980
Preferred Stocks*	185,806,256	31,404,798	—

Total	$1,092,968,867	$31,404,798	$11,749,980

*	Please refer to Portfolio of Investments for the regional classifications of these holdings.

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

It is the Trust’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The fair value of Level 2 and Level 1 investments at December 31, 2010 was $41,153,699 and $1,021,044,336, respectively. $20,929,410 was transferred out of Level 2 to Level 1 and $14,940,000 of preferred stock investments was transferred out of Level 1 and into Level 2 during the period ended June 30, 2011 as a result of obtaining quoted exchange closing prices from the Trust’s third party pricing vendor.

The Trust has one investment in a private equity security which is classified as Level 3 because no market quotations are readily available. In determining the fair value of this investment, the following factors may be evaluated: balance sheet, income statement, the portfolio of real estate investments held, economic factors and conditions in which the company operates, and comparable public company valuations and trading prices.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Balance as of December 31, 2010	$11,749,980
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of June 30, 2011	$11,749,980

For six months ended June 30, 2011, there have been no significant changes to the Trust’s fair valuation methodology.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of

SEMI-ANNUAL REPORT 2011  ï 15

Notes to Financial Statements continued

domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2011, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. As of June 30, 2011, the Trust did not have any swap agreements outstanding.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views their approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

16 ï CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

3. Concentration of Risk
Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4. Investment Management Agreement and Other Agreements
Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the six months ended June 30, 2011, the Trust incurred management fees of $4,060,989 which are net of $641,611 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities
For the six months ended June 30, 2011, there were purchases and sales transactions (excluding short-term securities) of $14,264,190 and $27,311,873, respectively.

6. Federal Income Taxes
The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six months ended June 30, 2011, the Trust did not incur any income tax, interest, or penalties. As of June 30, 2011, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2010, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2010, the adjustments were to decrease additional paid-in capital by $2,705,982 increase accumulated net realized loss on investments by $4,794,561 and decrease undistributed net investment income by $2,088,579 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

Capital losses incurred after October 31 (“post-October” capital losses) within the taxable year are deemed to arise on the first business day of the Trust’s next taxable year. The Trust did not incur any post-October capital losses during 2011.

The final determination of the source of the 2011 distributions for tax purposes will be made after the end of the Trust’s fiscal

SEMI-ANNUAL REPORT 2011  ï 17

Notes to Financial Statements concluded

year and will be reported to shareholders in February 2012 on Form 1099-DIV.

For the year ended December 31, 2010, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $62,958,867 of ordinary income, respectively.

Information on the components of net assets as of June 30, 2011 is as follows:

Net
	Gross	Gross	Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments

$976,872,486	$224,760,875	$(65,509,716)	$159,251,159

7. Borrowings
The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At June 30, 2011, there were borrowings in the amount of $76,686,600 on the Trust’s line of credit.

The average daily amount of borrowings during the six months ended June 30, 2011 was $76,486,331 with a related weighted average interest rate of 0.89%. The maximum amount outstanding for the six months ended June 30, 2011, was $85,204,700.

8. Capital
During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued no common shares during the six month period ended June 30, 2011 and the year ended 2010, respectively. At June 30, 2011, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned 12,741 shares of the common shares outstanding.

At June 30, 2011, the Trust had no shares of auction rate preferred securities outstanding.

9. Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10. New Accounting Pronouncements
In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements”. The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

11. Subsequent Events
Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Effective July 5, 2011, the name of ING Clarion Global Real Estate Income Fund was changed to CBRE Clarion Global Real Estate Income Fund. The Advisor has evaluated subsequent events and has determined there were no additional events that require recognition or disclosure in the Trust’s financial statements.

18 ï CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited)

Results of Shareholder Votes
A special Shareholder meeting of the Fund was held on June 15, 2011.

With regard to the vote on a new investment advisory agreement.

Number of Shares	Number of Shares
In Favor	Withheld

57,009,287.449	1,975,809.015

Trustees
The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund	Other
	Term of Office and		Principal Occupations	Complex	Directorships
Name, Address	Length of Time		During The Past	Overseen	Held by
and Age	Served (1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 52	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC.	1

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 55	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009).	1

Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 75	3 years/ since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee.	1	Serves on the Boards of Universal Business Payment Solutions Corp. (since 2011); Inter-Atlantic Financial, Inc. (since 2007); E-Duction, Inc. (2005 -- 2008), Avalon Insurance Holdings, Inc.
					(2006 - 2009) and Homeowners Insurance Corp. (since 2006); Director of US Fiduciary Corp. (2006 - 2009); Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998 - 2005).

Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 76	3 years/ since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (since 2000); Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000).	1	Board of Directors of ING Global Real Estate Securities Ltd. (since 2006).

SEMI-ANNUAL REPORT 2011  ï 19

Supplemental Information continued

Number of
Portfolios in
				the Fund	Other
	Term of Office and		Principal Occupations	Complex	Directorships
Name, Address	Length of Time		During The Past	Overseen	Held by
and Age	Served (1)	Title	Five Years	by Trustee	Trustee

John Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 66	3 years/ 8 years	Trustee/ Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 -2007).	1	Board of Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004), and Old Mutual Funds III (2008 - 2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2011 annual meeting of shareholders; Mr. Nakahara, as Class II Trustee, is expected to stand for re-election at the Trust’s 2012 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2013 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940, as amended, due to his position with the Advisor.

Officers
The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations During
and Position(s) Held	Length of Time	the Past Five Years and
with Registrant	Served	Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 34 Chief Financial Officer	since 2006	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011); Director and Head of Operations of CBRE Clarion Real Estate Securities LLC (since 2010); Senior Vice President of ING Clarion Real Estate Securities LLC (2005-2010); Supervising Senior Auditor of Ernst & Young LLP (2000-2005).

William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 43 Chief Compliance Officer and Secretary	since 2007	Senior Vice President, General Counsel of CBRE Clarion Securities LLC (since 2007), Chief Compliance Officer of ING Clarion Real Estate Securities LLC (2007-2010); Attorney in private practice (2006-2007); Vice President and Internal Counsel of SEI Investments Company (2000-2005).

20 ï CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information continued

Board Considerations in Approving the Advisory Agreement
On March 8, 2011, the Board approved the investment management agreement (the “Advisory Agreement”) between the Advisor and the Trust. Overall, the Board concluded that continuation of the Advisory Agreement was in the best interests of the Trust and consistent with shareholder expectations. During the course of its deliberations, the Board received publicly available information relating to other closed-end investment companies whose investment objectives and policies are similar to the Trust, as well as information relating to other accounts managed by the Advisor whose investment objectives and policies are similar to the Trust. In determining to approve the Advisory Agreement, the Board took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. Rather, the Board based its finding on the specific facts and circumstances of the Trust.

In approving the continuation of the Advisory Agreement, the Board reviewed the nature, extent and quality of advisory services provided by the Advisor, including the performance achieved by the Advisor for the Trust in volatile market conditions, the consistency of the Advisor’s investment decision process, the experience of the Advisor’s personnel and the administrative resources devoted by the Advisor to oversight of the Trust’s operations. The Board also considered the Trust’s strategic focus on providing income to its shareholders and current economic trends and conditions, as well as the performance and expenses of comparable “peer group” funds. The Board concluded that the nature and quality of the services provided to the Trust by the Advisor, including both the Trust’s relative performance and administrative and related compliance oversight procedures were satisfactory and supported the continued retention of the Advisor by the Trust.

During its deliberations, the Board considered information provided to it by the Advisor with respect to the acquisition of the Advisor by CB Richard Ellis (the “Acquisition”), the nature and extent of the business of CB Richard Ellis and its affiliated companies and, in particular, the expected continuation, following the Acquisition, of the management team that has served the Trust since the inception of the Trust. Of particular importance in this regard, were management’s assurances that, following the closing of the Acquisition, the Advisor’s senior management would not undertake substantial new responsibilities within the CB Richard Ellis organization such that continuation of the Advisor’s core business, and the Advisor’s ability to meet its fiduciary and contractual obligations to the Trust, would be adversely affected. The Board also considered the Advisor’s representations with respect to its access to the research capability of CB Richard Ellis.

The Board also considered the level of compensation to which the Advisor is entitled under the New Advisory Agreement. Among other things, the Board considered the Advisor’s fee waiver and the rate at which the Advisor’s fee would be calculated. The Board also considered information provided by the Advisor with respect to the profits realized by the Advisor as a result of its services to the Trust and as compared to the Advisor’s profitability as a result of its management of other advisory accounts, as well as the extent to which the Acquisition represented, in effect, a “fall out benefit” to the Advisor as a result of its relationship with the Trust. The Board concluded that the Advisor’s fees were very competitive with those of its “peer group,” that the Advisor had successfully maintained the Trust’s expense ratio at levels below those of the “peer group” funds and that the Advisor (unlike some “peer group” funds) does not charge a separate administration fee to the Trust. The Board also concluded that the continuation of an advisory fee rate at the same level as set forth in the Advisory Agreement should not result in profits to the Advisor that may be deemed excessive and that the advisory fee rate is reasonable under the circumstances of the Trust. The Board also reviewed the Trust’s indemnification obligation under the Advisory Agreement. Although reviewed by the Board, the potential for realization of economies of scale was not a factor in the Board’s conclusions, because the Trust is a closed-end vehicle with limited potential for asset growth.

Additional Information
Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

SEMI-ANNUAL REPORT 2011  ï 21

Supplemental Information concluded

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)
Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 221-1580.

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SEMI-ANNUAL REPORT 2011  ï 23

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CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES
T. RITSON FERGUSON
ASUKA NAKAHARA
FREDERICK S. HAMMER
RICHARD L. SUTTON
JOHN BARTHOLDSON

OFFICERS
T. RITSON FERGUSON
PRESIDENT AND
CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME
CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI
CHIEF COMPLIANCE OFFICER
AND SECRETARY

INVESTMENT ADVISOR
CBRE CLARION SECURITIES LLC
201 KING OF PRUSSIA ROAD, SUITE 600
RADNOR, PA 19087
888-711-4272

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
THE BANK OF NEW YORK MELLON
NEW YORK, NEW YORK

PREFERRED SHARES – DIVIDEND PAYING
AGENT
THE BANK OF NEW YORK MELLON
NEW YORK, NEW YORK

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS, LLP
WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
ERNST & YOUNG LLP
PHILADELPHIA, PENNSYLVANIA

Item 2. Code of Ethics.
Not applicable for semi-annual reporting period.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reporting period.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reporting period.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reporting period.
Item 6. Investments.
(a)	The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reporting period.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reporting period.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

(1)	The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) CBRE Clarion Global Real Estate Income Fund

By: Name:	/s/ T. Ritson Ferguson T. Ritson Ferguson
Title:	President and Chief Executive Officer
Date:	September 1, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ T. Ritson Ferguson T. Ritson Ferguson
Title:	President and Chief Executive Officer
Date:	September 1, 2011

By: Name:	/s/ Jonathan A. Blome Jonathan A. Blome
Title:	Chief Financial Officer
Date:	September 1, 2011